UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2020

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Jubilee Avenue, Milton Park

Abingdon, Oxfordshire OX14 4RX

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares, each representing 6 Ordinary Shares, par value £0.001 per share	ADAP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On March 4, 2020, the U.S. Securities and Exchange Commission (the “SEC”) issued an order under Section 36 (Release No. 34-88318) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), granting exemptions from specified provisions of the Exchange Act and certain rules thereunder. On March 25, 2020, the order was modified and superseded by a new SEC order (Release No. 34-88465), which provides conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the coronavirus SARS-CoV-2 (“COVID-19”) outbreak (the “SEC Order”). The SEC Order provides that a registrant subject to the reporting requirements of Exchange Act Section 13(a) or 15(d), and any person required to make any filings with respect to such registrant, is exempt from any requirement to file or furnish materials with the Commission under Exchange Act Sections 13(a), 13(f), 13(g), 14(a), 14(c), 14(f), 15(d) and Regulations 13A, Regulation 13D-G (except for those provisions mandating the filing of Schedule 13D or amendments to Schedule 13D), 14A, 14C and 15D, and Exchange Act Rules 13f-1, and 14f-1, as applicable, if certain conditions are satisfied.

Adaptimmune Therapeutics plc (“Adaptimmune” or the “Company”) will be relying on the SEC Order to delay the filing of its Quarterly Report on Form 10-Q for the three months ended March 31, 2020 (the “Report”) due to the circumstances related to COVID-19. In particular, COVID-19 has caused significant disruptions and changes in working approaches including travel and access to the Company’s facilities and resources for those individuals involved in completion of the Report. This has, in turn, delayed the Company’s ability to complete its quarterly review and prepare the Report. Notwithstanding the foregoing, the Company expects to file the Report no later than May 14, 2020.

Business Update

As the COVID-19 pandemic continues, Adaptimmune is focused on ensuring the safety of its work force and continuing, where possible, to treat patients with our cell therapies. The Company is also preparing to ensure that it can rapidly treat patients whose treatment has been delayed once the restrictions imposed as a result of the COVID-19 ease, and will continue to work with clinical sites to screen patients for eligibility across our trials.

•	Adaptimmune’s facilities in the US and UK remain open to support manufacturing and delivery of its cell therapies and other critical scientific activities including certain research activities. The Company has taken steps to ensure supplies are sufficient for all ongoing activities.
•	The Company is working with its employees to ensure that they follow guidelines set out by the UK and US governments, as well as regional guidance where applicable. Employees who are not supporting manufacturing and delivery of therapies to patients or prioritized research activities are working from home where feasible. Employees who are working within Adaptimmune’s facilities are adopting mechanisms such as social distancing and the wearing of masks to minimize risk of transmission of COVID-19.
•	Adaptimmune is doing everything possible to assist the clinical sites it works with to continue screening and enrolling patients into our trials. However, patient safety is very important to the Company as is the need to support clinical sites and enable them to prioritize resources to treat COVID-19 patients. Many of the clinical sites may choose to delay their participation in Adaptimmune’s trials during the COVID-19 pandemic. Adaptimmune will work with clinical sites to treat patients as soon as possible or once the situation improves. The delay in participation is also impacting Adaptimmune’s ability to initiate clinical sites (including into its new clinical trial using ADP-A2M4 in combination with PD-1/PD-L1 pathway inhibitor). The Company continues to work with sites to open enrollment in the trial as soon as possible.
•	Given the restrictions on public gatherings and conferences applicable on a global basis, many conferences are being delayed or are choosing to alter the way in which they are making presentations/posters available. This may affect the planned flow of the Company’s data during the second and third quarters of 2020. For example, the EASL International Liver Conference, for which Adaptimmune had abstracts accepted relating to its ADP-A2AFP trial, has been delayed from April 2020 to August 2020.

Earnings Release; Updated Data Presentations

On April 29, 2020, the Company issued a press release announcing that it will report financial results for the three months ended March 31, 2020, on May 14, 2020 and will host a live teleconference and webcast at 8:00 a.m. EDT (1:00 p.m. BST) that morning. In the same press release, the Company also announced updated data presentations to be presented at three upcoming congresses. The press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

Supplemental Risk Factor

In light of the current COVID-19 pandemic, the Company will be including the following Risk Factor in its Report:

The outbreak of COVID-19 or any other similar pandemic may materially and adversely impact our business including our ability to advance our clinical programs and research pipeline as planned or obtain additional financing on favorable terms or at all.

The outbreak of coronavirus, SARS-CoV-2 (“COVID-19”) has developed into a global pandemic, spreading to most regions of the world including the United States, the United Kingdom and areas of Europe where we have facilities or ongoing clinical trials. The pandemic has impacted directly and indirectly businesses, including disruptions to resources, inability for workers to work, disruptions to supply chains, inability to travel, inability to publish data at or attend conferences, and increased pressure on health systems required to treat COVID-19 patients.

As a result of government and local regulation we have been required to introduce a work from home policy for the large majority of our work force, with our facilities remaining open only for business critical activities, namely as required for manufacture of cell therapies, treatment of patients and certain critical research and development activities. The requirement to stay at home or to social distance required by government and local regulations limits normal communications and may increase the cyber security risk or create data accessibility concerns. It also significantly curtails the numbers of individuals who can attend and work at company facilities which results in a reduction of lab-based work, particularly as required to progress research programs.

Further, given the impact of COVID-19 on health systems in impacted countries, many clinical sites have diverted resources away from the performance of clinical trials resulting in many of our trial sites choosing to delay treatment of cell therapy patients, not enrolling patients until the situation improves or in some cases suspending the conduct of clinical trials. We continue to work with all our clinical sites to support them and the patients on our clinical trials and aim to treat patients as soon as possible or once the situation improves. Although we have provided our clinical sites with guidance in relation to the treatment of patients during the COVID-19 pandemic, there is an increased risk to our patients as a result of the pandemic including as a result of infection with COVID-19 while they are being treated in any of our clinical trials or are visiting clinical sites for routine scans or treatments.

The COVID-19 pandemic continues to rapidly evolve and the extent to which it may impact our future business is highly uncertain and difficult to predict. The impact on global health systems, the life sciences industry more generally or the economy as a whole is not yet known. Depending on the length and progression of the pandemic, we may experience disruptions that would significantly impact our business. For our clinical programs we may experience delays or interruptions to our ability to enroll and treat patients in our trials, recruit patients and screen patients for eligibility to our clinical trials and to initiate and activate clinical sites including in our clinical trial using ADP-A2M4 with a PD1/PD-L1 pathway inhibitor. The current restrictions in place as a result of COVID-19 including requirements for social distancing, restrictions on travel and other related restrictions will result in interruption to our ability and that of our clinical sites to conduct clinical trial activities in accordance with the applicable clinical trial protocol or other regulatory requirements including monitoring requirements, timing of patient visits, ability to follow patients after they have received treatment, ability to perform scans and patient assessments. Deviations and changes to clinical trial protocols may be required in order to address the interruptions caused by COVID-19 in the performance of our clinical trials. Inability to perform clinical trials in accordance with regulatory requirements may impact a later ability to obtain regulatory approval in relation to our cell therapies or may delay our ability to obtain such regulatory approval. There may also be delays in responses from regulatory authorities impacting our ability to obtain required regulatory approvals.

Delays in our clinical trials and the restrictions imposed as a result of COVID-19 could adversely affect our ability to raise further financing which could result from delays to clinical data availability or opportunities to publish data or the continued impact of COVID-19 on investment and equity markets more generally. Our ability to close and negotiate third party collaborations and progress existing third-party collaborations may also be impacted, for example, as a result in the delay to research and development activities. The UK and US government ‘stay at home’ policies, in particular, will delay our research and development programs. The impact on operations in both the UK and US may also be further impacted as a result of limitations on employee resources or third party resources and supplies caused by increased sickness, requirement for staff to care for family members or requirements for staff to self-isolate. As the situation continues to evolve and more information and guidance becomes available, the Company may adjust its current policies and procedures, so as to address the rapidly changing variables related to the COVID-19 pandemic. Additional impacts may arise of which the Company is not currently aware and the nature and extent of such impacts are highly uncertain and cannot be predicted.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, our future financial or business performance or strategies, results of operations or financial condition. These statements may be preceded by, followed by or include the words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect” and similar words which are intended to identify estimates and forward-looking statements. Estimates and forward-looking statements speak only at the date they were made and involve a number of risks and uncertainties which may cause them to turn out to be wrong. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. As a result of a number of known and unknown risks and uncertainties, including the unprecedented impact of COVID-19 pandemic on our business, employees, service providers, shareholders and other stakeholders, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Please refer to our Form 10-K filed with the SEC as well as any subsequent filings made by us pursuant to the Exchange Act including the Report, each of which is and will be available on the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any forward-looking statements set forth herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated April 29, 2020

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: April 29, 2020	By:	/s/ Margaret Henry
		Name:	Margaret Henry
		Title:	Corporate Secretary